Leases - Summary Of Expected Future Payments Relating To The Company's Lease Liabilities (Detail) - STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member] - USD ($) $ in Millions	Mar. 31, 2023	Mar. 31, 2022
Lessee Operating Leases [Line Items]
2024	$ 41.7
2025	32.4
2026	24.6
2027	17.1
2028	16.2
Thereafter	13.3
Total lease payments	145.3
Less imputed interest	(11.2)
Total	$ 134.1	$ 144.1